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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        October 24, 2000
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                              The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Florida
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                 (State or Other Jurisdiction of Incorporation)


                1-10466                               59-0432511
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        (Commission File Number)           (IRS Employer Identification No.)


1650 Prudential Drive, Suite 400, Jacksonville, FL               32207
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (904)396-6600
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

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         The purpose of this Form 8-K is to furnish the following information:

         (a) On October 9, 2000 the St. Joe Company ("JOE") distributed to its shareholders all of its equity interest in Florida East Coast Industries, Inc. ("FLA"). To effect the distribution, JOE exchanged its 19,609,216 shares of
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         FLA Common Stock for an equal number of shares of a new class of FLA
         Common Stock. On October 9, 2000, the new class of stock, FLA.B, was distributed prorata to JOE Shareholders in a tax-free distribution. For each share of JOE Common Stock owned of record on September 18, 2000, JOE Shareholders received 0.23103369 of a share of FLA.B Common Stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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99.1     Proforma Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE ST. JOE COMPANY



Dated: October 24, 2000       By: ROBERT M. RHODES
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                                  Name:  Robert M. Rhodes
                                  Title: Executive Vice President and
                                         General Counsel